Western Goldfields, Inc.

An Emerging North American Gold Producer *January 2005*



Cautionary Statement

This presentation includes certain estimates, projections and “forward looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended that have been provided by the Company with respect to its anticipated future performance. Such forward looking statements reflect various assumptions by the Company concerning anticipated results, which assumptions may or may not prove to be correct. No representations are made as to the accuracy of such statements, estimates or projections. These forward-looking statements are made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. While these statements are made to convey the Company's progress, business opportunities and growth prospects, such forward-looking statements represent management's opinion. Whereas management believes such representations to be true and accurate based on information and data available to the Company at this time, actual results may differ materially from those described. The Company's operations and business prospects are always subject to risks and uncertainties.

SNAPSHOT

- **Founded in 2002 to acquire and develop immediate gold production**
- **Acquired Mesquite Gold Mine from Newmont Mining in November 2003**
  - **Newmont is a participant and significant shareholder**
  - **Mesquite historically produced 200,000 ounces of gold/year, at a cash cost of $200/oz (3 million ounces recovered)**
  - **Newmont established a resource of 110 million tonnes at 0.62 g/t**
- **Planning to re-commence open pit mining at Mesquite in 2005**

VALUE DRIVERS

Focused on becoming a mid-tier North American gold producer

- **Translate resources of gold at Mesquite and Cahuilla into reserves**
- **Expand resources at Mesquite, Cahuilla and other projects**
- **Expand production to over 100,000 ounces a year in 2007**
- **Further expand annual gold production to 250,000 ounces within five years**
- **Improve stock market liquidity by obtaining a Canadian listing in early 2005 and move to a senior U.S. exchange by year end 2005**

INVESTMENT HIGHLIGHTS

- Mesquite is in production - Western Goldfields is currently pouring gold on site
- Mesquite was acquired in a US$300 gold environment – there is substantial geological leverage at US$400 gold
- Mesquite is fully permitted - no further approvals are required
- Mesquite in-place gold resources as indicated by Newmont - approximately 110 million tonnes at 0.62 g/t gold, 38 million tonnes at 0.72 g/t gold is mineable at $325 gold
- Mesquite exhibits significant upside exploration/production potential including high grade and bulk mineable material

CAPITALIZATION



Exchange:	**OTC BB**
Symbol:	**"WGDF"**
Recent Share Price:	**$0.50 (1/12/05)**
52 Week High – Low:	**$1.60- $0.40**

Shares Issued/Outstanding:	**Comm**	**38.7 million**
	Pref	**1.0 million**
Insider Ownership:		**2.2 million**
Newmont Mining:		**3.5 million**
Fully Diluted Shares:		**60.1 million**
Market Capitalization:		**$19.4 million**
Cash:		**$1.5 million**



MANAGEMENT TEAM

Each of the senior management has over 25 years experience, much of it with major mining companies:

- **Thomas (Toby) Mancuso, President & Director**
  (Formerly Rio Tinto/Kennecott and Freeport Gold)
- **Larry O'Connor, Vice President Operations**
  (Formerly Eldorado Gold, Bema Gold, Western Mining)
- **Mark Shonnard, CFO, Secretary & Treasurer**
  (Formerly BHP, Magma Copper, Nevada Colca Gold, Lacana)
- **Thomas Callicrate, Vice President Exploration/Director**
  (Formerly Kennecott, Newmont, FMC Gold, Freeport Gold)

INDEPENDENT DIRECTORS



- **James Mancuso, Chairman**
  - Chairman, Monterrico Metals; Director, Queenstake
  - Formerly President, Queenstake & Chevron Minerals

- **Douglas Newby, Director**
  - Currently President, Proteus Capital Corporation
  - Formerly Managing Partner, Moyes Newby & Co.; held senior positions within S. G. Warburg, Morgan Grenfell, and James Capel

- **Gerald Ruth, Director**
  - Currently operating consulting business providing services to issuers on corporate finance, exchange listing and corporate governance matters
  - Formerly Head of Listings Group at the Toronto Stock Exchange

MINING PROJECTS

- **Producing Gold Property:**
  - *Mesquite Gold Mine*
- **Advanced Gold Exploration Projects:**
  - *Cahuilla Gold Project*
  - *Lincoln Hill Gold Mine*
  - *Sunny Slope Gold Mine*
- **Other Exploration Projects**
  - *13 Additional projects in Nevada, California, Idaho*



Oregon
Idaho
Lincoln Hill Project
Reno
Nevada
Utah
San Francisco
Sunny Slope Project
California
Las Vegas
Arizona
Los Angeles
Mesquite Mine
Cahuilla Project
Western Goldfields, Inc.
Gold Projects
BAJA CALIFORNIA
SONORA

SHORT-TERM FOCUS

- **Mine Expansion**
  - **Commence production from one of nine fully permitted zones**
  - **Expand production from other fully permitted resource areas**
- **Additional Potential**
  - **High grade mineralization near surface and at depth**
- **Leach Pads**
  - **Optimize recovery from 140 million tonnes of ore stacked on existing pads**
- **Other Nearby Advanced-Stage Opportunities**
  - **Cahuilla; northern Mexico**

MESQUITE MINE



Primary Corporate Objective: ***Initiate mining operations at the Mesquite mine expansion project as rapidly as possible.***

MESQUITE MINE
2005 Primary Objectives



- Resume mining operations
- Ramp-up production to at least 100,000 ounces of gold per year
- Begin development drill program
- Initiate drill testing of both shallow and deep high grade potential
- Evaluate underground mining and alternative processing methods for high grade mineralization
- Initiate selective re-processing of the leach pads

MESQUITE MINE
Major Accomplishments



- **Western Goldfields is currently operating and producing doré on site**
- **Favorable internal scoping study for expanding mining operations**
- **Identification of shallow and deep high grade ore development potential**
- **Favorable internal scoping study for enhancing production for material already stacked on the leach pads**

MESQUITE MINE
Permitted Mine Expansions



BIG CHIEF NORTH DEPOSIT
DUMP
CHOLLA
DUMP
DUMP
DUMP
CHEROKEE
RAINBOW
EAST RAINBOW
BIG CHIEF
DUMP
BIG CHIEF SOUTH
BAYHORSE
VISTA PAD
VISTA
DUMP
MESQUITE MINERALIZED STRUCTUAL ZONE
MINE BUILDING COMPLEX
DUMP
LEACH PADS
LEACH PADS
Existing Pits
Gold Mineralization within Permitted Mine Expansions
Western Goldfields, Inc.
Scale
0
3000
feet
Mesquite Mine

Permitted Expansions defined by Newmont, verified by MDA (based on \$325 gold)

- **Global resource - 110 million tonnes at 0.62 g/t gold**
- **Mineable material - 38 million tonnes at 0.72 g/t gold**

MESQUITE MINE
Three Drivers of Growth

- Higher gold prices improve the economics of the MDA/Newmont plan
- Higher gold prices increase the amount of economically recoverable gold
- Understanding the geology is opening up new opportunities

MESQUITE MINE
Leverage to the Gold Price

MDA/Newmont					
		325	350	400	450
Mineable Resource	million t	38.0			
Grade	g/t	0.72			
Operating cash flow after capex	$ million	19.7	38.1	74.9	111.7
Geologic Leverage -- internal studies					
Mineable Resource	million t	38.0	63.2	81.5	105.9
Grade	g/t	0.72	0.65	0.62	0.55

MESQUITE MINE
WGI Expansion Plans



- **Objective: maximizing shareholder value; optimize production rate at greater than 100,000 ounces/year**
- **Internal mine modeling indicates that 81.5 million tonnes at 0.62 g/t is mineable at $400/ounce gold price**
- **Estimated that $28 million capital is required to initiate mine operations**
- **Total costs including capital are estimated to be less than $325 per ounce**

MESQUITE MINE
Additional High Grade Potential

- **Big Chief South/Bayhorse - High grade drill intercepts in place:**
  - MR-3052 – 24m averaging 23 g/t gold including 9m @ 58 g/t (***highest 1.5m @ 210 g/t***)
  - SM-1404 – 15m @ 33 g/t gold including ***3m @ 151 g/t***
  - SM-1970 – 3m @ 133 g/t gold including ***1.5m @ 257 g/t***
  - MR-2793 – 15m @ 12 g/t gold including ***3m @ 60 g/t***
- **High grade gold mineralization also encountered throughout the permitted mine site**
- **Significant deep high grade targets identified through detailed evaluation of the vast geologic database**

MESQUITE MINE


BAYHORSE
BIG CHIEF NORTH
DUMP
CHOLLA
DUMP
DUMP
DUMP
CHEROKEE
RAINBOW
EAST RAINBOW
BIG CHIEF
MR-2793
SM-1970
DUMP
DUMP
SM-1404
VISTA PAD
VISTA
MR-3052
MINE BUILDING COMPLEX
DUMP
BIG CHIEF SOUTH
Highway 78
N
LEACH PADS
LEACH PADS
Existing Pits
Gold Mineralization within Permitted Mine Expansions
High Grade Drill Holes
Western Goldfields, Inc.
Scale
0
3000
feet
Mesquite Mine

MESQUITE MINE
Other Opportunities

- **Future site for the largest landfill in the United States**
- **Scheduled to start before 2009, the project has a 100-year permitted life**
- **Will utilize all material on leach pads, waste dumps and stockpiled clays**
- **Potential to reduce the cost of pre-stripping by transporting waste material directly from pits to landfill site**
- **Will utilize much of the existing infrastructure potentially reducing reclamation costs**
- **Currently evaluating other innovative business development opportunities**

ADVANCED EXPLORATION
Cahuilla Gold Project



- **Hosts a resource of both high-grade and bulk disseminated gold**
- **Majority of project is on the Torres Martinez Reservation providing significant development and permitting benefits**
- **Explored by major mining companies including Newmont, Homestake, Kennecott**
- **Majority of the best targets remain untested, demonstrates multi-million ounce gold potential**

SUMMARY



- **Mesquite Mine**
  - **Accelerate mining of additional gold resources**
  - **Develop high grade mineralization**
  - **Improve gold recovery by re-processing existing leach pads**
- **Excellent potential to significantly increase gold resources and production in both the short and long term**
- **Aggressive plan to improve stock market liquidity**
- **Impressive portfolio of superior exploration projects**
- **Highly experienced and committed management team**

COMPARABLE TRADING ANALYSIS

Junior and Emerging Gold Companies

January 16, 2005		Richmont	River Gold	Cumberland	Minefinders	Metallica	St Andrew	Claude Res	Glencairn	Kirkland	Crystallex	Western Goldfields
Share price (C$)		$5.00	$1.60	$1.81	$7.78	$1.40	$0.18	$1.21	$0.48	$4.80	$3.95	$0.45
52-Week High (C$)		$6.60	$3.80	$4.78	$13.87	$2.95	$0.28	$2.05	$1.03	$7.04	$5.60	$1.10
52-Week Low (C$)		$4.00	$1.52	$1.72	$7.55	$1.07	$0.16	$1.10	$0.46	$3.35	$2.28	$0.36
Market Cap. (MMC$)	a	$80	$69	$100	$284	$116	$68	$73	$73	$206	$746	$17
Cash & Equivalents (MMC$)	b	$27	$7	$38	$53	$53	$10	$3	$17	$8	$203	$2
Debt (MMC$)	c	$0	$0	$0	$0	$0	$0	$2	$0	$3	$108	$4
Enterprise Value (MMC$)	a-b+c	$53	$62	$61	$230	$63	$57	$73	$56	$201	$650	$19
P&P Reserves (MMoz)		0.6	0.4	3.2	1.5	1.8	1.2	0.2	0.7	0.6	10.6	1.0
M,I&I Resources (MMoz)		0.9	0.2	0.9	1.2	15.5	1.0	0.6	1.8	1.0	16.3	2.1
Production (000s oz)	2003A	93	74	0	0	0	0	51	46	13	77	35
	2004F	76	71	0	0	0	0	43	49	17	52	31
	2005F	84	88	0	0	32	116	54	78	98	85	58
	2006F	112	84	0	160	64	194	72	132	143	385	105
EPS (C$)	2003A	$0.32	($0.02)	($0.17)	($0.09)	($0.06)	n/a	$0.04	$0.02	($0.43)	($0.35)	($0.28)
	2004F	$0.14	($0.04)	($0.11)	($0.21)	($0.02)	($0.07)	($0.01)	($0.07)	($0.43)	($0.09)	($0.07)
	2005F	$0.62	$0.16	($0.09)	($0.58)	$0.03	$0.02	$0.02	$0.08	$0.26	$0.00	$0.12
CFPS (C$)	2003A	$0.68	$0.13	($0.17)	($0.09)	($0.06)	n/a	$0.12	$0.04	($0.42)	($0.30)	($0.44)
	2004F	$0.51	$0.05	($0.11)	($0.21)	($0.02)	($0.06)	$0.09	($0.05)	($0.42)	($0.07)	$0.13
	2005F	$0.81	$0.31	($0.09)	($0.58)	$0.09	$0.04	$0.15	$0.11	$0.29	$0.02	$0.20
Price/EPS	2003A	15.6	n/a	n/a	n/a	n/a	n/a	30.3	n/a	n/a	n/a	n/a
	2004F	35.7	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	2005F	8.1	10.0	n/a	n/a	46.7	8.8	60.5	5.9	18.5	n/a	3.8
Price/CFPS	2003A	7.4	12.3	n/a	n/a	n/a	n/a	10.1	n/a	n/a	n/a	n/a
	2004F	9.8	32.0	n/a	n/a	n/a	n/a	13.4	n/a	n/a	n/a	3.5
	2005F	6.2	5.2	n/a	n/a	15.6	4.4	8.1	4.3	16.6	197.5	2.3
Market Cap per R&R oz		$53	$105	$24	$107	$7	$31	$98	$29	$127	$28	$6

Estimates and NAV calculations are from Research Capital equity research. All prices in CAD.

Long-term gold price - US$465

Ex Rate Forecast (US$/C$) - 0.79

Western Goldfields, Inc.

An Emerging North American Gold Producer

